Exhibit 99.1

ICON ECI Fund Fifteen, L.P.

Portfolio Overview
Second Quarter 2013

Table of Contents

Introduction to Portfolio Overview	1

Investments During the Quarter	1

Investments Following the Quarter	1

Disposition During the Quarter	2

Dispositions Following the Quarter	2

Portfolio Overview	3

Revolving Line of Credit	5

Performance Analysis	5

Transactions with Related Parties	7

Financial Statements	8

Forward Looking Statements	13

Additional Information	13

ICON ECI Fund Fifteen, L.P.
 As of October 18, 2013

Introduction to Portfolio Overview

We are pleased to present ICON ECI Fund Fifteen, L.P.’s (the “Fund”) Portfolio Overview for the quarter ended June 30, 2013.  References to “we,” “us,” and “our” are references to the Fund, references to the “General Partner” are references to the general partner of the Fund, ICON GP 15, LLC, and references to the “Investment Manager” are references to the investment manager of the Fund, ICON Capital, LLC.

The Fund makes investments in companies that utilize equipment and other corporate infrastructure (collectively, “Capital Assets”) to operate their businesses. These investments are primarily structured as debt and debt-like financings (such as loans and leases) that are collateralized by Capital Assets.

The Fund raised $196,688,918 commencing with our initial offering on June 6, 2011 through the closing of our offering on June 6, 2013.  During the operating period, we anticipate continuing to invest our offering proceeds and cash generated from operations in Capital Assets.  Following our operating period, we will enter our liquidation period, during which time the loans and leases we own will mature or be sold in the ordinary course of business.

Investments During the Quarter

The Fund made the following investments during the quarter ended June 30, 2013:

Ardmore Shipholding Limited
Investment Date:	04/02/2013	Collateral:	Two chemical tanker vessels acquired for $37,100,000.
Structure:	Lease
Expiration Date:	04/30/2018
Purchase Price:	$37,100,000
Equity Invested:	$4,868,000

Lubricating Specialties Company
Investment Date:	04/05/2013	Collateral:	Liquid storage tanks, blending lines and packaging equipment valued at $52,030,000.
Structure:	Loan
Expiration Date:	08/01/2018
Facility Amount:	$18,000,000
Equity Invested:	$13,500,000

Jurong Aromatics Corporation Pte. Ltd.
Investment Date	05/15/2013	CCollateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore valued at $2,260,000,000.
Structure:	Loan
Expiration Date:	01/16/2021
Facility Amount:	$27,500,000
Equity Invested:	$11,385,000

Investments Following the Quarter

The Fund made the following investments after the quarter ended June 30, 2013:

Quattro Plant Limited
Investment Date:	07/12/2013	Collateral:	Rail support construction equipment valued at £27,573,000.
Structure:	Loan
Expiration Date:	08/01/2016
Facility Amount:	£4,000,000
Equity Invested:	£4,000,000

Go Frac, LLC
Investment Date:	07/22/2013	Collateral:	Oil well fracking, cleaning and servicing equipment acquired for $165,000.
Structure:	Lease
Expiration Date:	04/30/2017
Purchase Price:	$165,000
Equity Invested:	$96,000

Sargeant Marine, Inc.
Investment Date:	09/25/2013	Collateral:	Asphalt carrier vessel valued at $21,600,000.
Structure:	Loan
Expiration Date:	12/31/2018
Facility Amount:	$4,000,000
Equity Invested:	$1,800,000

Varada Marine
Investment Date:	10/04/2013	Collateral:	Three offshore supply vessels, two of which are currently under construction. The combined value of all three vessels upon completion and delivery is $91,833,000.
Structure:	Loan
Expiration Date:	06/30/2022
Facility Amount:	$40,000,000
Fund Participation:	$40,000,000 ($17,500,000 Funded to Date)

ICON ECI Fund Fifteen, L.P.

Dispositions During the Quarter

The Fund disposed of the following investment during the quarter ended June 30, 2013:

Kanza Construction, Inc.
Structure:	Loan	Collateral:	Trucks, trailers, cranes, crawlers and excavators used in railroad services business.
Disposition Date:	Various through 04/10/2013
Equity Invested:	$5,000,000
Total Proceeds Received:	$3,225,000*
* Due to Kanza’s failure to meet certain payment obligations, the collateral was repossessed and sold. Although a substantial portion of the loan has been recovered, the Fund continues to pursue all legal remedies to obtain payment of the outstanding loan balance.

Dispositions Following the Quarter

The Fund disposed of the following investments after the quarter ended June 30, 2013:

SeaChange Maritime
Structure:	Loan	Collateral:	Two containership vessels.
Disposition Date:	07/10/2013
Equity Invested:	$5,750,000
Total Proceeds Received:	$6,844,000

Platinum Energy Solutions, Inc.
Structure:	Loan	Collateral:	Oil well fracking, cleaning and servicing equipment.
Disposition Date:	10/04/2013
Equity Invested:	$5,800,000
Total Proceeds Received:	$6,385,000

ICON ECI Fund Fifteen, L.P.

Portfolio Overview

As of June 30, 2013, our portfolio consisted of the following investments:

VAS Aero Services, LLC
Structure:	Loan	Collateral:	Aircraft engines and related parts.
Expiration Date:	10/06/2014
Equity Invested:	$2,000,000

Kyla Shipping Company
Structure:	Loan	Collateral:	A dry bulk carrier.
Expiration Date:	11/22/2016
Equity Invested:	$5,299,000

Höegh Autoliners Shipping AS
Structure:	Lease	Collateral:	A car carrier vessel.
Expiration Date:	12/21/2020
Equity Invested:	$17,025,000

Platinum Energy Solutions, Inc.
Structure:	Loan	Collateral:	Oil well fracking, cleaning and servicing equipment.
Expiration Date:	01/01/2017
Equity Invested:	$5,800,000

NTS Communications, Inc.
Structure:	Loan	Collateral:	Telecommunications equipment.
Expiration Date:	07/01/2017
Equity Invested:	$9,518,000

Murray Energy Corporation
Structure:	Leases	Collateral:	Mining equipment.
Expiration Dates:	09/30/2015 10/31/2015
Equity Invested:	$17,943,000

Frontier Oilfield Services, Inc.
Structure:	Loan	Collateral:	Saltwater disposal wells and related equipment.
Expiration Date:	02/01/2018
Equity Invested:	$2,500,000

Bergshav Product Tankers
Structure:	Loan	Collateral:	Three product tanker vessels.
Expiration Date:	10/04/2017
Equity Invested:	$7,000,000

Ezra Holdings Limited
Structure:	Lease	Collateral:	Offshore support vessel.
Expiration Date:	06/03/2021
Equity Invested:	$5,400,000

SeaChange Maritime
Structure:	Loan	Collateral:	Two containership vessels.
Expiration Date:	07/10/2017
Equity Invested:	$5,750,000

ICON ECI Fund Fifteen, L.P.

Portfolio Overview (continued)

Global Crossing Telecommunications, Inc.
Structure:	Lease	Collateral:	Telecommunications equipment.
Expiration Date:	06/30/2014
Equity Invested:	$1,786,000

Superior Tube Company, Inc.
Structure:	Loan	Collateral:	Equipment and related inventory used in oil field services business.
Expiration Date:	10/01/2017
Equity Invested:	$2,482,000

Go Frac, LLC
Structure:	Lease	Collateral:	Oil well fracking, cleaning and servicing equipment.
Expiration Date:	11/30/2016
Equity Invested:	$6,846,000

Heniff Transportation Systems, LLC
Structure:	Loan	Collateral:	Tractors, stainless steel tank trailers and related equipment.
Expiration Date:	08/31/2016
Equity Invested:	$7,200,000

Ardmore Shipholding Limited
Structure:	Lease	Collateral:	Two chemical tanker vessels.
Expiration Date:	04/30/2018
Equity Invested:	$4,868,000

Lubricating Specialties Company
Structure:	Loan	Collateral:	Liquid storage tanks, blending lines and packaging equipment.
Expiration Date:	08/01/2018
Equity Invested:	$13,500,000

Jurong Aromatics Corporation Pte. Ltd.
Structure:	Loan	Collateral:	Equipment, plant, and machinery associated with the condensate splitter and aromatics complex located on Jurong Island, Singapore.
Expiration Date:	01/16/2021
Equity Invested:	$11,385,000

ICON ECI Fund Fifteen, L.P.

Revolving Line of Credit

On May 10, 2011, the Fund entered into a loan agreement with California Bank & Trust (“CB&T”) for a revolving line of credit of up to $5,000,000 (the “Facility”), which is secured by all of the Fund’s assets not subject to a first priority lien.  Amounts available under the Facility are subject to a borrowing base that is determined, subject to certain limitations, based on the present value of the future receivables under certain loans and lease agreements in which the Fund has a beneficial interest.
The Facility has been extended through March 31, 2015 and increased to $10,000,000. The interest rate for general advances under the Facility is CB&T’s prime rate. We may elect to designate up to five advances on the outstanding principal balance of the Facility to bear interest at the London Interbank Offered Rate plus 2.5% per year. In all instances, borrowings under the Facility are subject to an interest rate floor of 4.0% per year. In addition, we are obligated to pay an annualized 0.5% fee on unused commitments under the Facility. At June 30, 2013, there were no obligations outstanding under the Facility.

Performance Analysis

Capital Invested as of June 30, 2013	$147,429,617
Leverage Ratio	0.57:1*
% of Receivables Collected in the Quarter Ended June 30, 2013	100%**
* Leverage ratio is defined as total liabilities divided by total equity.
** Collections as of October 7, 2013.

One of our objectives is to provide cash distributions to our partners.  In order to assess our ability to meet this objective, unaffiliated broker dealers, third party due diligence providers and other members of the investing community have requested that we report a financial measure that can be reconciled to our financial statements and can be used to assess our ability to support cash distributions from our business operations.  We refer to this financial measure as cash available from our business operations, or CABO.  CABO is not equivalent to our net operating income or loss as determined under GAAP.  Rather, it is a measure that may be a better financial measure for an equipment fund because it measures cash generated by investments, net of management fees and expenses, during a specific period of time.  We define CABO as the net change in cash during the period plus distributions to partners and investments made during such period, less the debt proceeds used to make such investments and the activity related to the Facility, as well as the net proceeds from equity raised through the sale of interests during such period.

We believe that CABO may be an appropriate supplemental measure of an equipment fund’s performance because it is based on a measurement of cash during a specific period that excludes cash from non-business operations, such as distributions, investments and equity raised.

Presentation of this information is intended to assist unaffiliated broker dealers, third party due diligence providers and other members of the investing community in understanding the Fund’s ability to support its distributions from its business operations. It should be noted, however, that no other equipment funds calculate CABO, and therefore comparisons with other equipment funds are not meaningful.  CABO should not be considered as an alternative to net income (loss) as an indication of our performance or as an indication of our liquidity.  CABO should be reviewed in conjunction with other measurements as an indication of our performance.

Cash Available from Business Operations, or CABO, is the cash generated by investments during a specific period of time, net of fees and expenses, excluding distributions to partners, net equity raised and investments made.

Net Change in Cash per GAAP Cash Flow Statement	Business Operations Net cash flow generated by our investments, net of fees and expenses (CABO)	Non-Business Operations Net Equity Raised Cash expended to make Investments and Distributions to Members

As indicated above, the total net change in cash is the aggregate of the net cash flows from Business Operations and the net cash flows from Non-Business Operations.  By taking the total net change in cash and removing the cash activity related to Non-Business Operations (distributions, investments and equity raised), the amount remaining is the net cash available from Business Operations (net cash flows generated by investments, net of fees and expenses).

ICON ECI Fund Fifteen, L.P.

Performance Analysis (continued)

In summary, CABO is calculated as:

Net change in cash during the period per the GAAP cash flow statement
+ distributions to Partners during the period
+ investments made during the period
- debt proceeds to be specifically used to make an investment
- net proceeds from the sale of Interests during the period

= CABO

ICON ECI Fund Fifteen, L.P.
Cash Available From Business Operations
for the Period January 1, 2013 through June 30, 2013

Cash Balance at January 1, 2013	$37,990,933
Cash Balance at June 30, 2013	$34,309,891
Net Change in Cash		$(3,681,042)
Add Back:
Distributions Paid to Partners from January 1, 2013 through June 30, 2013		$6,715,763
Investments made during the Period
Investment in Notes Receivable	$21,927,107
Purchase of Equipment	21,864,780
Investment in Joint Venture	12,297,208
Investment by Noncontrolling Interests	(8,263,568)
		$47,825,527
Deduct:
Net Equity raised during the Period		$41,724,624	(1)
Cash Available from Business Operations (CABO)		$9,135,624

(1) This amount is the net amount of (a) Sale of Limited Partnership Interests, (b) Sales and Offering Expenses Paid, (c) Deferred Charges and (d) Repurchase of Limited Partnership Interests, all directly from the GAAP Cash Flow statement. This amount is deducted as it is not considered a source for distributions.

ICON ECI Fund Fifteen, L.P.

Transactions with Related Parties

We have entered into certain agreements with our General Partner, our Investment Manager, and ICON Securities, LLC (“ICON Securities”), a wholly-owned subsidiary of our Investment Manager and the dealer manager of our offering, whereby we pay certain fees and reimbursements to these parties.  ICON Securities is entitled to receive a 3% underwriting fee from the gross proceeds from sales of our limited partnership interests, of which up to 1% may be paid to unaffiliated broker-dealers as a fee for their assistance in marketing the Fund and coordinating sales efforts.

In addition, we reimburse our General Partner and its affiliates for organizational and offering expenses incurred in connection with our organization and offering.  The reimbursement of these expenses was capped at the lesser of 1.44% of the gross offering proceeds (assuming all of our limited partnership interests were sold in the offering) and the actual costs and expenses incurred by our General Partner and its affiliates.  Accordingly, our General Partner and its affiliates may ultimately be reimbursed for less than the actual costs and expenses incurred.
We pay or paid our Investment Manager (i) a management fee equal to 3.5% of the gross periodic payments due and paid from our investments, and (ii) acquisition fees, through the end of the operating period, equal to 2.5% of the total purchase price (including indebtedness incurred or assumed and all fees and expenses incurred in connection therewith) of, or the value of the Capital Assets secured by or subject to, our investments. For a more detailed analysis of the fees payable to our Investment Manager, please see the Fund’s prospectus. In connection with the investments made for the period January 1, 2013 through the date of this report, we paid our Investment Manager aggregate acquisition fees in the amount of approximately $6,735,000.

Our General Partner and its affiliates also perform certain services relating to the management of our portfolio.  Such services include, but are not limited to, credit analysis and underwriting, receivables management, portfolio management, accounting, financial and tax reporting, and remarketing and marketing services.

In addition, our General Partner and its affiliates are reimbursed for administrative expenses incurred in connection with our operations.  Administrative expense reimbursements are costs incurred by our General Partner or its affiliates that are necessary to our operations.

Our General Partner also has a 1% interest in our profits, losses, cash distributions and liquidation proceeds.  We paid distributions to our General Partner in the amount of $36,369 and $67,158 for the three and six months ended June 30, 2013, respectively.  We paid distributions to our General Partner of $14,687 and $22,782 for the three and six months ended June 30, 2012, respectively.  Additionally, our General Partner’s interest in the net income attributable to us was $17,727 and $27,830 for the three and six months ended June 30, 2013, respectively. Our General Partner’s interest in the net loss attributable to us was $26,199 and $26,347 for the three and six months ended June 30, 2012, respectively.
Fees and other expenses paid or accrued by us to our General Partner or its affiliates were as follows:

			Three Months Ended June 30,		Six Months Ended June 30,
Entity	Capacity	Description	2013	2012	2013	2012
ICON Capital, LLC	Investment Manager	Organizational and offering expense reimbursements (1)	$101,039	$329,271	$243,063	$531,471
ICON Securities, LLC	Dealer-Manager	Dealer-Manager fees (2)	677,593	778.654	1,319,845	1,881,176
ICON Capital, LLC	Investment Manager	Acquisition fees (3)	2,129,769	253,035	3,419,892	911,412
ICON Capital, LLC	Investment Manager	Management fees (4)	248,377	53,404	457,868	80,221
ICON Capital, LLC	Investment Manager	Administrative expense reinbursements (4)	1,073,535	1,374,571	2,043,230	1,793,656
ICON Equipment and Corporate Infrastructure Fund Fourteen, L.P.	Noncontrolling interest	Interest expense (4)	98,461	122,388	193,739	241,388
			$4,328,774	$2,911,323	$7,677,637	$5,439,324

(1)  Amount capitalized and amortized to partners' equity.
(2)  Amount charged directly to partners' equity.
(3)  Amount capitalized and amortized to operations.
(4)  Amount charged directly to operations.

At June 30, 2013, we had a net payable of $2,481,853 due to our General Partner and its affiliates that primarily consisted of a payable of approximately $2,553,000 due to our affiliate related to its noncontrolling interest in a vessel, the Lewek Ambassador.

At December 31, 2012, we had a net payable of $3,041,918 due to our General Partner and its affiliates that primarily consisted of a payable of approximately $2,442,000 due to our affiliate related to its noncontrolling interest in the Lewek Ambassador and administrative expense reimbursements.

Your participation in the Fund is greatly appreciated.

We are committed to protecting the privacy of our investors in compliance with all applicable laws. Please be advised that, unless required by a regulatory authority such as FINRA or ordered by a court of competent jurisdiction, we will not share any of your personally identifiable information with any third party.

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Balance Sheets

		June 30, 2013 (unaudited)	December 31, 2012
	Assets
Cash		$34,309,891	$37,990,933
Net investment in notes receivable		63,631,574	43,136,956
Leased equipment at cost (less accumulated depreciation of
$7,480,385 and $2,167,417, respectively)		105,647,104	98,872,792
Net investment in finance leases		56,044,617	25,126,700
Investment in joint venture		12,462,530	-
Deferred charges		-	832,164
Other assets		3,549,561	2,314,802
Total assets		$275,645,277	$208,274,347
	Liabilities and Equity
Liabilities:
Non-recourse long-term debt		$88,541,667	$69,250,000
Due to General Partner and affiliates, net		2,481,853	3,041,918
Accrued expenses and other liabilities		9,257,248	6,059,960
Total liabilities		100,280,768	78,351,878

Commitments and contingencies

Equity:
Partners' equity:
Limited partners		160,630,011	123,633,993
General Partner		(146,220)	(106,892)
Total partners' equity		160,483,791	123,527,101
Noncontrolling interests		14,880,718	6,395,368
Total equity		175,364,509	129,922,469
Total liabilities and equity		$275,645,277	$208,274,347

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Operations

	Three Months Ended June 30,		Six Months Ended June 30,
	2013	2012	2013	2012
Revenue:
Finance income	$3,060,822	$1,078,220	$5,095,798	$1,783,415
Rental income	4,571,922	15,327	8,836,317	15,327
Income from investment in joint venture	165,322	-	165,322	-
Other income	65,332	9,030	78,594	12,799
Total revenue	7,863,398	1,102,577	14,176,031	1,811,541

Expenses:
Management fees	248,377	53,404	457,868	80,221
Administrative expense reimbursements	1,073,535	1,374,571	2,043,230	1,793,656
General and administrative	330,607	147,915	635,072	380,716
Interest	1,251,568	235,644	2,279,692	423,737
Depreciation	2,758,791	11,316	5,312,968	11,316
Credit loss	12,530	1,984,044	12,530	1,984,044
Total expenses	5,675,408	3,806,894	10,741,360	4,673,690

Net income (loss)	2,187,990	(2,704,317)	3,434,671	(2,862,149)
Less: net income (loss) attributable to noncontrolling interests	415,224	(84,415)	651,615	(227,478)
Net income (loss) attributable to Fund Fifteen	$1,772,766	$(2,619,902)	$2,783,056	$(2,634,671)

Net income (loss) attributable to Fund Fifteen allocable to:
Limited partners	$1,755,039	$(2,593,703)	$2,755,226	$(2,608,324)
General Partner	17,727	(26,199)	27,830	(26,347)
	$1,772,766	$(2,619,902)	$2,783,056	$(2,634,671)

Weighted average number of limited partnership
interests outstanding	187,220	81,924	175,173	67,040
Net income (loss) attributable to Fund Fifteen per weighted average
limited partnership interests outstanding	$9.37	$(31.66)	$15.73	$(38.91)

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Changes in Equity

	Partners Equity
	Limited Partnership Interests	Limited Partners	General Partner	Total Partners' Equity	Noncontrolling Interests	Total Equity
Balance, December 31, 2012	150,972	$123,633,993	$(106,892)	$123,527,101	$6,395,368	$129,922,469

Net income	-	1,000,187	10,103	1,010,290	236,391	1,246,681
Proceeds from sale of limited
partnership interests	22,643	22,464,607	-	22,464,607	-	22,464,607
Sales and offering expenses	-	(2,647,053)	-	(2,647,053)	-	(2,647,053)
Cash distributions	-	(3,048,086)	(30,789)	(3,078,875)	(176,796)	(3,255,671)
Investment by noncontrolling interests	-	-	-	-	3,902,480	3,902,480
Balance, March 31, 2013 (unaudited)	173,615	141,403,648	(127,578)	141,276,070	10,357,443	151,633,513

Net income	-	1,755,039	17,727	1,772,766	415,224	2,187,990
Proceeds from sale of limited
partnership interests	23,982	23,782,706	-	23,782,706	-	23,782,706
Sales and offering expenses	-	(2,710,863)	-	(2,710,863)	-	(2,710,863)
Cash distributions	-	(3,600,519)	(36,369)	(3,636,888)	(253,037)	(3,889,925)
Investment by noncontrolling interests	-	-	-	-	4,361,088	4,361,088
Balance, June 30, 2013 (unaudited)	197,597	$160,630,011	$(146,220)	$160,483,791	$14,880,718	$175,364,509

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows (unaudited)

	Six Months Ended June 30,
	2013	2012
Cash flows from operating activities:
Net income (loss)	$3,434,671	$(2,862,149)
Adjustments to reconcile net income (loss) to net cash provided by (used in) operating activities:
Finance income	480,535	148,993
Credit loss	12,530	1,984,044
Depreciation	5,312,968	11,316
Income from investment in joint venture	(165,322)	-
Interest expense from amortization of debt financing costs	115,253	10,946
Interest expense from amortization of seller's credit	140,519	-
Paid-in-kind interest	110,748	206,830
Changes in operating assets and liabilities:
Other assets	(1,393,722)	(332,029)
Deferred revenue	115,962	243,549
Due to General Partner and affiliates, net	(670,813)	141,778
Accrued expenses and other liabilities	2,990,831	232,665
Net cash provided by (used in) operating activities	10,484,160	(214,057)
Cash flows from investing activities:
Purchase of equipment	(21,864,780)	(24,113,428)
Principal received on finance leases	1,508,525	323,093
Investment in notes receivable	(21,927,107)	(16,598,703)
Investment in joint venture	(12,297,208)	-
Principal received on notes receivable	1,031,105	228,028
Net cash used in investing activities	(53,549,465)	(40,161,010)
Cash flows from financing activities:
Repayment of non-recourse long-term debt	(3,458,333)	(642,600)
Sale of limited partnership interests	46,247,313	63,658,230
Sales and offering expenses paid	(4,282,689)	(6,207,217)
Deferred charges paid	(240,000)	(504,151)
Proceeds from non-recourse long-term debt	-	17,500,000
Debt financing costs	-	(176,250)
Investment by noncontrolling interests	8,263,568	490,712
Distributions to noncontrolling interests	(429,833)	(211,773)
Cash distributions to partners	(6,715,763)	(2,278,237)
Net cash provided by financing activities	39,384,263	71,628,714
Net (decrease) increase in cash	(3,681,042)	31,253,647
Cash, beginning of period	37,990,933	5,383,978
Cash, end of period	$34,309,891	$36,637,625

ICON ECI Fund Fifteen, L.P.
(A Delaware Limited Liability Company)
Financial Statements
Consolidated Statements of Cash Flows (unaudited)

	Six Months Ended June 30,
	2013	2012
Supplemental disclosure of cash flow information:
Cash paid for interest	$1,707,485	$22,718
Supplemental disclosure of non-cash investing and financing activities:
Organizational and offering expenses due to Investment Manager	$-	$199,363
Organizational and offering expenses charged to equity	$1,075,227	$543,363
Dealer-manager fees due to ICON Securities	$-	$6,881
Reclassification of vessel to net investment in finance leases	$-	$9,625,000
Debt financing costs paid by noncontrolling interest	$-	$117,500
Equipment purchased with non-recourse long-term debt paid directly to lender	$22,750,000	$-
Equipment purchased with subordinated non-recourse financing provided by seller	$(4,488,041)	$-
Extinguishment of minimum rents receivable on net investment in finance lease	$4,488,041	$-

ICON ECI Fund Fifteen, L.P.

Forward Looking Statements

Certain statements within this document may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (“PSLRA”).  These statements are being made pursuant to the PSLRA, with the intention of obtaining the benefits of the “safe harbor” provisions of the PSLRA, and, other than as required by law, we assume no obligation to update or supplement such statements.  Forward-looking statements are those that do not relate solely to historical fact.  They include, but are not limited to, any statement that may predict, forecast, indicate or imply future results, performance, achievements or events.  You can identify these statements by the use of words such as “may,” “will,” “could,” “anticipate,” “believe,” “estimate,” “expect,” “continue,” “further,” “plan,” “seek,” “intend,” “predict” or “project” and variations of these words or comparable words or phrases of similar meaning.  These forward-looking statements reflect our current beliefs and expectations with respect to future events and are based on assumptions and are subject to risks and uncertainties and other factors outside our control that may cause actual results to differ materially from those projected.  We undertake no obligation to update publicly or review any forward-looking statement, whether as a result of new information, future developments or otherwise.

Additional Information

“Total Proceeds Received,” as referenced in the section entitled Disposition During the Quarter and Dispositions Following the Quarter, does not include proceeds received to satisfy indebtedness incurred in connection with the investment, if any, or the payment of any fees or expenses with respect to such investment.

A detailed financial report on SEC Form 10-Q or 10-K (whichever is applicable) is available to you.  It is typically filed either 45 or 90 days after the end of a quarter or year, respectively.  Usually this means a filing will occur on or around March 31, May 15, August 14, and November 14 of each year.  It contains financial statements and detailed sources and uses of cash plus explanatory notes.  You are always entitled to these reports.  Please access them by:

•	Visiting www.iconinvestments.com, or

•	Visiting www.sec.gov, or

•	Writing us at: Angie Seenauth c/o ICON Investments, 3 Park Avenue, 36th Floor, New York, NY 10016

We do not distribute these reports to you directly in order to keep our expenses down as the cost of mailing this report to all investors is significant.  Nevertheless, the reports are immediately available upon your request.